Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status	TAX STATUS
The Plan has adopted the Bryan Cave Leighton Paisner LLP Pre-Approved Defined Contribution Plan Profit Sharing/401(k)/Money Purchase Pension Plan (the “Prototype Plan”). The Prototype Plan has received an opinion letter from the IRS dated June 30, 2020, stating that the written form of the underlying prototype is qualified under Section 401 of the Internal Revenue Code (“IRC”), and that any employer adopting this form of the Plan will be considered to have qualified under Section 401 of the IRC. Therefore, the related trust is exempt from taxation. Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualification. Although the Plan has been amended since the date of the opinion letter, the Plan administrator believes the Plan is currently being operated in compliance with the applicable requirements of the IRC and, therefore, believes that the Plan is qualified and the related trust is tax exempt.

GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that, more likely than not, would not be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that, as of December 31, 2025, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions. However, there are currently no audits for any tax period in progress.